UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

SIGNET JEWELERS LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House

2 Church Street

Hamilton

HM11

Bermuda

(Address of principal executive offices, including zip code)

441 296 5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 12, 2014, Signet Jewelers Limited (the “Company”) filed a Registration Statement on Form S-3 (No. 333-195865) with the Securities and Exchange Commission (the “SEC”) under which Signet UK Finance plc (the “Issuer”) may offer debt securities that may be guaranteed by the Company and the following direct and indirect wholly owned subsidiaries of the Company (“the Guarantor Subsidiaries”): Signet Group Limited, Signet US Holdings, Inc., Signet U.S. Services Inc., Signet Group Treasury Services Inc., Signet US Finance Limited, Sterling Jewelers Inc., Ultra Stores, Inc., Sterling Ecomm LLC, Sterling Jewelers LLC, Scamp & Scoundrel LLC, Sterling Inc., Signet Group Services US Inc., Signet Trading Limited, H. Samuel Limited, Ernest Jones Limited, Leslie Davis Limited and Checkbury Limited.

Rule 3-10 of Regulation S-X requires that the Company’s audited financial statements incorporated by reference into the Registration Statement include, in a footnote, certain condensed consolidating financial information relating to the Company, the Issuer, the Guarantor Subsidiaries and the subsidiaries of the Company that are not Guarantor Subsidiaries.

Accordingly, the Company is filing this Current Report on Form 8-K in part to add Note 26 to the notes to the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended February 1, 2014 (the “Form 10-K”) filed with the SEC on March 27, 2014. To reflect the addition of Note 26 to the Company’s audited consolidated financial statements included in the Form 10-K, the Company has amended such financial statements in their entirety. Such amended financial statements are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

Other than adding Note 26 to the Company’s audited consolidated financial statements, this Form 8-K does not modify or update the disclosures in the Company’s Form 10-K. This report should be read together with the Company’s Form 10-K and its other filings with the SEC.

In addition, the Company is filing this Current Report on Form 8-K to provide certain historical financial information of Zale Corporation (“Zale”) and certain pro forma financial information of the Company in connection with the Company’s previously announced proposed acquisition of Zale (the “Acquisition”), in each case as described in Item 9.01 below. The Zale historical financial information and the Company’s pro forma financial information are attached as Exhibits 99.2, 99.3 and 99.4 to this Form 8-K and are incorporated by reference herein.

The Acquisition is subject to approval by Zale’s stockholders and certain other customary closing conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to Signet Jewelers Limited

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm to Zale Corporation

99.1	Audited consolidated financial statements of Signet Jewelers Limited as of February 1, 2014 and February 2, 2013, and for the three years ended February 1, 2014, including the notes thereto and the report of KPMG LLP thereon

99.2	Audited consolidated financial statements of Zale Corporation as of July 31, 2013 and 2012, and for the three years ended July 31, 2013, including the notes thereto and the report of Ernst & Young LLP thereon

99.3	Unaudited consolidated financial statements of Zale Corporation as of January 31, 2014, and for the three and six month periods ended January 31, 2014 and 2013, including the notes thereto

99.4	Unaudited pro forma condensed combined financial information of Signet Jewelers Limited as of and for the year ended February 1, 2014, including the notes thereto

99.5	Unaudited pro forma computation of ratio of earnings to fixed charges (also incorporated by reference as Exhibit 12.2 to the Registration Statement)

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: May 12, 2014

	By:	/s/ Mark A. Jenkins
	Name:	Mark A. Jenkins
	Title:	Signet Company Secretary & Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to Signet Jewelers Limited

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm to Zale Corporation

99.1	Audited consolidated financial statements of Signet Jewelers Limited as of February 1, 2014 and February 2, 2013, and for the three years ended February 1, 2014, including the notes thereto and the report of KPMG LLP thereon

99.2	Audited consolidated financial statements of Zale Corporation as of July 31, 2013 and 2012, and for the three years ended July 31, 2013, including the notes thereto and the report of Ernst & Young LLP thereon

99.3	Unaudited consolidated financial statements of Zale Corporation as of January 31, 2014, and for the three and six month periods ended January 31, 2014 and 2013, including the notes thereto

99.4	Unaudited pro forma condensed combined financial information of Signet Jewelers Limited as of and for the year ended February 1, 2014, including the notes thereto

99.5	Unaudited pro forma computation of ratio of earnings to fixed charges (also incorporated by reference as Exhibit 12.2 to the Registration Statement)

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

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